UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62 Fourth Avenue, Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the NeuroMetrix, Inc. (the “Corporation”) Annual Meeting of Stockholders held on May 6, 2014 (the “Annual Meeting”), the stockholders of the Corporation approved the Corporation’s Sixth Amended and Restated 2004 Stock Option and Incentive Plan (the “2004 Stock Option and Incentive Plan”) and the Second Amended and Restated 2010 Employee Stock Purchase Plan (the “2010 Employee Stock Purchase Plan”). A description of the terms and conditions of the 2004 Stock Option and Incentive Plan and the 2010 Employee Stock Purchase Plan are set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “Commission”) on April 7, 2014 and are incorporated herein by reference. Such descriptions are qualified entirely by reference to the actual terms of the 2004 Stock Option and Incentive Plan and the 2010 Employee Stock Purchase Plan, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The Corporation’s Annual Meeting was held on May 6, 2014 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111.

(b) Of the Corporation’s 5,945,581 shares of common stock issued and outstanding and eligible to vote as of the record date of March 14, 2014, a quorum of 4,117,350 shares, or 69.25% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Proxy Statement. The following actions were taken at the Annual Meeting:

1.	Reelection of the following Class I directors of the Corporation, to hold office until the Corporation’s 2017 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

	Voted For	Withheld Authority	Broker Non-Votes
Allen J. Hinkle, M.D.	1,314,976	53,387	2,748,987

Timothy R. Surgenor	1,314,114	54,249	2,748,987

After the meeting, Shai N. Gozani, M.D., Ph.D. and David Van Avermaete continued to serve as the Corporation’s Class II directors for terms which expire in 2015, and David E. Goodman, M.D. and Nancy E. Katz continued to serve as the Corporation’s Class III directors for a term which expires in 2016.

2.	Approval of the 2004 Stock Option and Incentive Plan which, among other things, increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 700,000 shares. The voting results were 877,854 votes for, 483,063 votes against, and 7,446 votes abstaining, with 2,748,987 broker non-votes.

3.	Approval of the 2010 Employee Stock Purchase Plan which, among other things, increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 100,000 shares, subject to further adjustment annually as provided therein. The voting results were 1,082,207 votes for, 277,737 votes against, and 8,419 votes abstaining, with 2,748,987 broker non-votes.

4.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Corporation’s independent registered public accounting firm for the year ending December 31, 2014. The voting results were 3,968,005 votes for, 31,871 votes against and 117,474 votes abstaining, with no broker non-votes.

Item 9.01	Exhibits

Exhibit Number	Description

10.1	Sixth Amended and Restated 2004 Stock Option and Incentive Plan (incorporated by reference to Appendix A of the Definitive Proxy Statement of NeuroMetrix, Inc. filed on April 7, 2014)
10.2	Second Amended and Restated 2010 Employee Stock Purchase Plan (incorporated by reference to Appendix B of the Definitive Proxy Statement of NeuroMetrix, Inc. filed on April 7, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: May 7, 2014	/s/ THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer and Treasurer